OTHER REAL ESTATE OWNED	12 Months Ended
Dec. 31, 2013
OTHER REAL ESTATE OWNED [Abstract]
OTHER REAL ESTATE OWNED
NOTE 5 – OTHER REAL ESTATE OWNED

During 2013 and 2012 we foreclosed on certain loans secured by real estate and transferred approximately $6.9 million and $14.3 million to other real estate in each of those years, respectively. At the time of acquisition amounts were charged-off against the allowance for loan losses to bring the carrying amount of these properties to their estimated fair values, less estimated costs to sell. During 2013 and 2012 we sold other real estate with book balances of approximately $12.0 million and $18.2 million, respectively. Gains or losses on the sale of other real estate are included in non-interest expense on the Consolidated Statements of Operations.

We periodically review our real estate owned properties and establish valuation allowances on these properties if values have declined since the date of acquisition. An analysis of our valuation allowance for other real estate owned follows:

	2013	2012	2011
	(In thousands)
Balance at beginning of year	$5,958	$14,655	$10,876
Additions charged to expense	2,598	3,769	6,563
Direct write-downs upon sale	(4,509)	(12,466)	(2,784)
Balance at end of year	$4,047	$5,958	$14,655

Other real estate and repossessed assets totaling $18.3 million and $26.1 million at December 31, 2013 and 2012, respectively are presented net of valuation allowance.